                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between the Company and First Trust National Association, as Trustee of Home Improvement and Home Equity Trust 1998-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1999.

                                              GREEN TREE FINANCIAL CORP.




                                              BY: /s/Phyllis A. Knight
                                                  --------------------
                                                  Phyllis A. Knight
                                                  Senior Vice President and
                                                  Treasurer

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust (N.A), as Trustee of Home Improvement and Home Equity Loan Trust 1998-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1998 to December 31, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1999.

                                              GREEN TREE FINANCIAL CORP.




                                              BY: /s/Phyllis A. Knight
                                                  --------------------
                                                  Phyllis A. Knight
                                                  Senior Vice President and
                                                  Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998

                                          Distribution Date:      1/15/99
                                                             -----------------
                                                    CUSIP#      393505 B35
                                                             -----------------
                                                                B43 B50 B68
                                                             -----------------
                                                              B92 C26 B76 B84
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------


    SUB-POOL HI
    -----------
 1.  (a)  Sub-Pool HI Amount Available (including Monthly Servicing Fee)                      $  4,945,000.81
                                                                                               --------------

     (b)  Class HI: M-1 Interest Deficiency Amount (if any), Class HI: M-2 Interest
          Deficiency Amount (if any) and Class HI: B-1 Interest Deficiency
          Amount (if any) withdrawn for prior Payment Date                                    $          0.00
                                                                                               --------------

     (c)  Sub-Pool HI Amount Available after giving effect to withdrawal of any
          Class HI: M-1 Interest Deficiency Amount, Class HI: M-2 Interest Deficiency
          Amount and Class HI: B-1 Interest Deficiency Amount for prior Payment Date          $  4,945,000.81
                                                                                               --------------

 2.   Sub-Pool HI Formula Principal Distribution Amount:

                             (a)  Scheduled Principal                       $   291,711.36
                                                                             -------------
                             (b)  Principal Prepayments                       3,420,151.52
                                                                             -------------
                             (c)  Liquidated Contracts                          139,695.57
                                                                             -------------
                             (d)  Repurchases                                         0.00
                                                                             -------------
                             (e)  Sub-Pool HI Pre-Funded Amount, if any
                                    Post-Funding Payment Date) Previously
                                    undistributed (a)-(d) amounts                     0.00
                                                                             -------------

                                                          Total Principal                     $  3,851,558.45
                                                                                               --------------

 3.   Sub-Pool HI Senior Percentage                                                                      100%
                                                                                               --------------

 4.   Class HI:  B Percentage                                                                            100%
                                                                                               --------------

    CLASS HI:  A CERTIFICATES
    -------------------------

    INTEREST

 5.   Aggregate Interest
      (a)   Class HI: A-1 Pass-through Rate                                          6.06%
                                                                                     -----
      (b)   Class HI: A-1 Interest                                                            $     74,979.17
                                                                                               --------------
      (c)   Class HI: A-2 Pass-through Rate                                          6.13%
                                                                                     -----
      (d)   Class HI: A-2 Interest                                                            $    143,033.33
                                                                                               --------------
      (e)   Class HI: A-3 Pass-through Rate                                          6.16%
                                                                                     -----
      (f)    Class HI: A-3 Interest                                                           $     76,230.00
                                                                                               --------------
      (g)   Class HI: A-4 Pass-through Rate                                          6.39%
                                                                                     -----
      (h)    Class HI: A-4 Interest                                                           $    191,167.50
                                                                                               --------------

 6.   Amount applied to Unpaid Class HI: A Interest Shortfall                                 $          0.00
                                                                                               --------------

 7.   Remaining Unpaid Class HI: A Interest Shortfall                                         $          0.00
                                                                                               --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 2

                                          Distribution Date:      1/15/99
                                                             -----------------
                                                    CUSIP#      393505 B35
                                                             -----------------
                                                                B43 B50 B68
                                                             -----------------
                                                              B92 C26 B76 B84
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------


    PRINCIPAL
 8.   Class HI: A Principal Distribution:

      (a)  Class HI: A-1                                                                      $  3,851,558.45
                                                                                               --------------
      (b)  Class HI: A-2                                                                      $          0.00
                                                                                               --------------
      (c)  Class HI: A-3                                                                      $          0.00
                                                                                               --------------
      (d)  Class HI: A-4                                                                      $          0.00
                                                                                               --------------

 9.   Class HI: A Principal Balance:

      (a)  Class HI: A-1 Principal Balance                                                    $ 10,995,801.39
                                                                                               --------------
      (b)  Class HI: A-2 Principal Balance                                                    $ 28,000,000.00
                                                                                               --------------
      (c)  Class HI: A-3 Principal Balance                                                    $ 14,850,000.00
                                                                                               --------------
      (d)  Class HI: A-4 Principal Balance                                                    $ 35,900,000.00
                                                                                               --------------

10.   Amount, if any, by which Class HI: A Formula Distribution Amount
      exceeds Class HI: A Distribution Amount                                                 $          0.00
                                                                                               --------------

    CLASS HI:  M-1 CERTIFICATES
    ---------------------------

11.   Sub-Pool HI Amount Available less the Class HI: A Distribution Amount
      (including Monthly Servicing Fee)                                                       $    608,032.36
                                                                                               --------------

    INTEREST on Class HI:  M-1 Principal Balance less Class HI:  M-1
    Liquidation Loss Principal Amount

12.   Current Interest
      (a)  Class HI: M-1 Pass-through Rate                                           6.95%
                                                                                     -----
      (b)  Class HI: M-1 Interest                                                             $     69,500.00
                                                                                               --------------

13.   Amount applied to Unpaid Class HI: M-1 Interest Shortfall                               $          0.00
                                                                                               --------------

14.   Remaining Unpaid Class HI: M-1 Interest Shortfall                                       $          0.00
                                                                                               --------------

15.   Class HI: M-1 Interest Deficiency Amount                                                $          0.00
                                                                                               --------------

16.   Class HI: M-1 Interest Deficiency Amount unpaid                                         $          0.00
                                                                                               --------------

    PRINCIPAL

17.   Class HI: M-1 Principal Distribution                                                    $          0.00
                                                                                               --------------

18.   Class HI: M-1 Principal Balance                                                         $ 12,000,000.00
                                                                                               --------------

19.   Amount, if any, by which Class HI: M-1 Formula Distribution Amount
      exceeds Class HI: M-1 Distribution Amount                                               $          0.00
                                                                                               --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 3

                                          Distribution Date:      1/15/99
                                                             -----------------
                                                    CUSIP#      393505 B35
                                                             -----------------
                                                                B43 B50 B68
                                                             -----------------
                                                              B92 C26 B76 B84
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------


    CLASS HI:  M-2 CERTIFICATES
    ---------------------------

20.   Sub-Pool HI Amount Available less the Class HI: A Distribution Amount
      and Class HI: M-1 Distribution Amount (including Monthly Servicing Fee)                 $    538,532.36
                                                                                               --------------

    INTEREST on Class HI:  M-2 Principal Balance less Class HI:  M-2
    Liquidation Loss Principal Amount

21.   Current Interest
      (a)  Class HI: M-2 Pass-through Rate                                           7.17%
                                                                                     -----
      (b)  Class HI: M-2 Interest                                                             $     44,812.50
                                                                                               --------------

22.   Amount applied to Unpaid Class HI: M-2 Interest Shortfall                               $          0.00
                                                                                               --------------

23.   Remaining Unpaid Class HI: M-2 Interest Shortfall                                       $          0.00
                                                                                               --------------

24.   Class HI: M-2 Interest Deficiency Amount                                                $          0.00
                                                                                               --------------

25.   Class HI: M-2 Interest Deficiency Amount Unpaid                                         $          0.00
                                                                                               --------------

    PRINCIPAL

26.   Class HI: M-2 Principal Distribution                                                    $          0.00
                                                                                               --------------

27.   Class HI: M-2 Principal Balance                                                         $  7,500,000.00
                                                                                               --------------

    Class HI:  B Principal Distribution Tests
    (tests must be satisfied on and after the Payment Date occurring in April 2001)

28.   Sub-Pool HI Average Sixty-Day Deliquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Payment Date                                         1.28%
                                                                                               --------------

      (b)  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test
           (arithmetic average of ratios for this month and two preceding months; may
           not exceed 2.5%)                                                                             1.05%
                                                                                               --------------

29.   Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Payment Date                                        2.62%
                                                                                               --------------

      (b)  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test
           (arithmetic average of ratios for this month and two preceding months; may                   2.28%
           not exceed 5%)                                                                      --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 4

                                          Distribution Date:      1/15/99
                                                             -----------------
                                                    CUSIP#      393505 B35
                                                             -----------------
                                                                B43 B50 B68
                                                             -----------------
                                                              B92 C26 B76 B84
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

30.   Sub-Pool HI Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for current Payment Date (as a percentage
           of Cut-off Date Pool Principal Balance: may not exceed 10.0%.)                               0.66%
                                                                                               --------------

31.   Sub-Pool HI Current Realized Losses Test

      (a)  Current Realized Losses for current Payment Date                                   $    144,031.48
                                                                                               --------------

      (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by arithmetic average of Pool
           Scheduled Principal Balances for third preceding Remittance and
           for current Remittance Date; may not exceed 2.5%)                                            1.85%
                                                                                               --------------

32.   Class HI: B Principal Balance Test

      (a)  Class HI: B Principal Balance (before any distributions on current Payment
           Date) divided by Pool Scheduled Principal Balance for prior Payment
           Date (must equal or exceed 14.0%)                                                            8.50%
                                                                                               --------------

    CLASS HI:  B-1 CERTIFICATES
    ---------------------------

33.   Sub-Pool HI Amount Available less the Class HI: A Distribution Amount
      and Class HI: M Distribution Amount (including Monthly Servicing Fee)                   $    493,719.86
                                                                                               --------------

    INTEREST on Class HI:  B-1 Principal Balance less Class HI:  B-1
    Liquidation Loss Principal Amount

34.   Current Interest
      (a)  Class HI: B-1 Pass-through Rate                                           7.70%
                                                                                     -----
      (b)  Class HI: B-1 Interest                                                             $     45,718.75
                                                                                               --------------

35.   Amount applied to Unpaid Class HI: B-1 Interest Shortfall                               $          0.00
                                                                                               --------------

36.   Remaining Unpaid Class HI: B-1 Interest Shortfall                                       $          0.00
                                                                                               --------------

37.   Class HI: B-1 Interest Deficiency Amount                                                $          0.00
                                                                                               --------------

38.   Class HI: B-1 Interest Deficiency Amount unpaid                                         $          0.00
                                                                                               --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 5

                                          Distribution Date:      1/15/99
                                                             -----------------
                                                    CUSIP#      393505 B35
                                                             -----------------
                                                                B43 B50 B68
                                                             -----------------
                                                              B92 C26 B76 B84
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

    PRINCIPAL

39.   Class HI: B-1 Principal Distribution                                                    $          0.00
                                                                                               --------------

40.   Class HI: B-1 Principal Balance                                                         $  7,125,000.00
                                                                                               --------------

41.   Amount, if any, by which Class HI: B-1 Formula Distribution Amount
      exceeds Class HI: B-1 Distribution Amount                                               $          0.00
                                                                                               --------------

    CLASS HI:  B-2 CERTIFICATES
    ---------------------------

42.   Remaining Sub-Pool HI Amount Available                                                  $    448,001.11
                                                                                               --------------

    INTEREST on Class HI:  B-2 Principal Balance less
    Liquidation Loss Principal Amount

43.   Current Interest
      (a)  Class HI: B-2 Pass-through Rate                                           8.50%
                                                                                     -----
      (b)  Class HI: B-2 Interest                                                             $     23,906.25
                                                                                               --------------

44.   Amount applied to Unpaid Class HI: B-2 Interest Shortfall                               $          0.00
                                                                                               --------------

45.   Remaining Unpaid Class HI: B-2 Interest Shortfall                                       $          0.00
                                                                                               --------------

    PRINCIPAL

46.   Class HI: B-2 Principal Distribution                                                    $          0.00
                                                                                               --------------

47.   Class HI: B-2 Guaranty Payment                                                          $          0.00
                                                                                               --------------

48.   Class HI: B-2 Principal Balance                                                         $  3,375,000.00
                                                                                               --------------

49.   Amount, if any, by which Class HI: B-2 Formula Distribution Amount plus Class HI: B-2 Liquidation Loss Principal Amount exceeds
      Class HI: B-2 Distribution Amount                                                       $          0.00
                                                                                               --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 6

                                          Distribution Date:      1/15/99
                                                             -----------------
                                                    CUSIP#      393505 B35
                                                             -----------------
                                                                B43 B50 B68
                                                             -----------------
                                                              B92 C26 B76 B84
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

    Interest on Class HI: M-1, M-2, B-1, and B-2 Liquidation Loss Principal Amount

50.   Class HI: M-1

      (a)  Class HI: M-1 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (b)  Interest at Class HI: M-1 Pass-Through Rate on:
           Class HI: M-1 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (c)  Amount applied to Unpaid Class HI: M-1
           Liquidation Loss Interest Shortfall                              $         0.00
                                                                             -------------
      (d)  Remaining Unpaid Class HI: M-1 Liquidation
           Loss Interest Shortfall                                          $         0.00
                                                                             -------------

51.   Class HI: M-2

      (a)  Class HI: M-2 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (b)  Interest at Class HI: M-2 Pass-Through Rate on:
           Class HI: M-2 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (c)  Amount applied to Unpaid Class HI: M-2
           Liquidation Loss Interest Shortfall                              $         0.00
                                                                             -------------
      (d)  Remaining Unpaid Class HI: M-2 Liquidation
           Loss Interest Shortfall                                          $         0.00
                                                                             -------------

52.   Class HI: B-1

      (a)  Class HI: B-1 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (b)  Interest at Class HI: B-1 Pass-Through Rate on:
           Class HI: B-1 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (c)  Amount applied to Unpaid Class HI: B-1
           Liquidation Loss Interest Shortfall                              $         0.00
                                                                             -------------
      (d)  Remaining Unpaid Class HI: B-1 Liquidation
           Loss Interest Shortfall                                          $         0.00
                                                                             -------------

53.   Class HI: B-2

      (a)  Class HI: B-2 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (b)  Interest at Class HI: B-2 Pass-Through Rate on:
           Class HI: B-2 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (c)  Amount applied to Unpaid Class HI: B-2
           Liquidation Loss Interest Shortfall                              $         0.00
                                                                             -------------
      (d)  Remaining Unpaid Class HI: B-2 Liquidation
           Loss Interest Shortfall                                          $         0.00
                                                                             -------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 7

                                          Distribution Date:      1/15/99
                                                             -----------------
                                                    CUSIP#      393505 B35
                                                             -----------------
                                                                B43 B50 B68
                                                             -----------------
                                                              B92 C26 B76 B84
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

    CLASS HI:  A, CLASS HI:  M, and CLASS HI:  B CERTIFICATES
    ---------------------------------------------------------

54.   Pool Scheduled Principal Balance of Sub-Pool HI                                         $119,745,801.39
                                                                                               --------------

55.   Sub-Pool HI Pool Factors

      (a)  Class HI: A-1 Pool Factor                                                                .26656488
                                                                                               --------------
      (b)  Class HI: A-2 Pool Factor                                                               1.00000000
                                                                                               --------------
      (c)  Class HI: A-3 Pool Factor                                                               1.00000000
                                                                                               --------------
      (d)  Class HI: A-4 Pool Factor                                                               1.00000000
                                                                                               --------------
      (e)  Class HI: M-1 Pool Factor                                                               1.00000000
                                                                                               --------------
      (f)  Class HI: M-2 Pool Factor                                                               1.00000000
                                                                                               --------------
      (g)  Class HI: B-1 Pool Factor                                                               1.00000000
                                                                                               --------------
      (h)  Class HI: B-2 Pool Factor                                                               1.00000000
                                                                                               --------------


56.   Home Improvement Contracts Delinquent:

      (a)  31-59 days               1,601,306.68          92
                               ------------------    ------------
      (b)  60-89 days                 485,653.66          24
                               ------------------    ------------
      (c)  90 or more days            841,040.62          44
                               ------------------    ------------

57.   Principal Balance of Defaulted Home Improvement Contracts                               $    204,677.41
                                                                                               --------------

58.   Number of Liquidated Home Improvement Contracts and
      Net Liquidated Loss                                                   #     8           $    144,031.48
                                                                             -------------     --------------

59.   Number of Home Improvement Contracts Remaining                                               5,756
                                                                                               --------------

60.   Number and Principal Balance of Home Improvement Contracts
      with FHA Claims finally rejected, or no FHA claim was submitted
      because FHA Insurance was unavailable                                 #    41           $    944,292.96
                                                                             -------------     --------------

61.   FHA Insurance reserve amount                                                            $ 86,354,104.35
                                                                                               --------------

62.   Amount received from FHA Insurance                                                      $          0.00
                                                                                               --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998

                                          Distribution Date:      1/15/99
                                                             -----------------
                                                    CUSIP#    393505 C34 C42
                                                             -----------------
                                                              C59 C67 C75 C83
                                                             -----------------
                                                                C91 D66 D41
                                                             -----------------
                                                                D58 D25 D33
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

    SUB-POOL HE
    -----------

 1.  (a)  Sub-Pool HE Amount Available (including Monthly Servicing Fee)                      $ 12,764,488.99
                                                                                               --------------

     (b)  Class HE: M-1 Interest Deficiency Amount (if any), Class HE: M-2 Interest
          Deficiency Amount (if any) and Class HE: B-1 Interest Deficiency
          Amount (if any) withdrawn for prior Payment Date                                    $          0.00
                                                                                               --------------

     (c)  Sub-Pool HE Amount Available after giving effect to withdrawal of any
          Class HE: M-1 Interest Deficiency Amount, Class HE: M-2 Interest Deficiency
          Amount and Class HE: B-1 Interest Deficiency Amount for prior Payment Date          $ 12,764,488.99
                                                                                               --------------

 2.   Sub-Pool HE Formula Principal Distribution Amount:

                    (a)  Scheduled Principal                                $   240,981.84
                                                                             -------------
                    (b)  Principal Prepayments                                6,452,778.33
                                                                             -------------
                    (c)  Liquidated Contracts                                   106,372.33
                                                                             -------------
                    (d)  Repurchases                                                  0.00
                                                                             -------------
                    (e)  Previously undistributed Principal Amounts                   0.00
                                                                             -------------
                    (f)  Pre-Funded Fixed Rate Amount, if any                         0.00
                                                                             -------------
                    (g)  Less Class HE: A-1 ARM Formula Principal
                         Distribution Amount                                          0.00
                                                                             -------------

                                               Total Principal                                $  6,800,132.50
                                                                                               --------------

 3.   Class HE: A-1 ARM Formula Principal Distribution Amount
      (lesser of Class HE: A-1 ARM plus HE: A-1B ARM Principal Balance or sum of (a) - (f))

                    (a)  Scheduled Principal                                $    71,822.19
                                                                             -------------
                    (b)  Principal Prepayments                                2,937,985.80
                                                                             -------------
                    (c)  Liquidated Contracts                                         0.00
                                                                             -------------
                    (d)  Repurchases                                                  0.00
                                                                             -------------
                    (e)  Pre-Funded ARM Amount, if any                                0.00
                                                                             -------------
                    (f)  Clause (vi) of definition                                    0.00
                                                                             -------------

                                               Total Principal                                $  3,009,807.99
                                                                                               --------------

 4.   Sub-Pool HE Senior Percentage                                                                      100%
                                                                                               --------------

 5.   Class HE:  B Percentage                                                                            100%
                                                                                               --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 2

                                          Distribution Date:    D58 D25 D33
                                                             -----------------
                                                    CUSIP#      3336435-0
                                                             -----------------
                                                              C59 C67 C75 C83
                                                             -----------------
                                                                C91 D66 D41
                                                             -----------------
                                                                D58 D25 D33
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

    CLASS HE: A CERTIFICATES
    ------------------------

    INTEREST

 6.   Aggregate Interest
      (a)   Class HE: A-1A ARM Pass-through Rate                                     6.17%
                                                                                     -----
      (b)   Class HE: A-1A Interest                                                           $     77,125.00
                                                                                               --------------
      (c)   Class HE: A-1B ARM Pass-through Rate                                  5.75547%
                                                                                  --------
      (d)   Class HE: A-1B Interest                                                           $    474,494.61
                                                                                               --------------
      (e)   Class HE: A-1 Pass-through Rate                                          6.06%
                                                                                     -----
      (f)   Class HE: A-1 Interest                                                            $    316,367.51
                                                                                               --------------
      (g)   Class HE: A-2 Pass-through Rate                                          6.16%
                                                                                     -----
      (h)   Class HE: A-2 Interest                                                            $    107,800.00
                                                                                               --------------
      (i)   Class HE: A-3 Pass-through Rate                                          6.28%
                                                                                     -----
      (j)   Class HE: A-3 Interest                                                            $    287,833.33
                                                                                               --------------
      (k)   Class HE: A-4 Pass-through Rate                                          6.57%
                                                                                     -----
      (l)   Class HE: A-4 Interest                                                            $     98,550.00
                                                                                               --------------
      (m)   Class HE: A-5 Pass-through Rate                                          6.42%
                                                                                     -----
      (n)   Class HE: A-5 Interest                                                            $     85,600.00
                                                                                               --------------
      (o)  Class HE: A-6IO Pass-through Rate                                         8.00%
                                                                                     -----
      (p)   Class HE: A-6IO Interest                                                          $    133,333.33
                                                                                               --------------

 7.   Amount applied to Unpaid Class HE: A Interest Shortfall                                 $          0.00
                                                                                               --------------

 8.   Remaining Unpaid Class HE: A Interest Shortfall                                         $          0.00
                                                                                               --------------

 9.   Class HE: A-5 Lockout Percentage for such Payment Date                                             100%
                                                                                               --------------

10.   Class HE: A Principal Distribution:

      (a)  Class HE: A-1A ARM                                                                 $          0.00
                                                                                               --------------
      (b)  Class HE: A-1B ARM                                                                 $  3,009,807.99
                                                                                               --------------
      (c)  Class HE: A-5 Lockout Pro Rata Distribution Amount                                 $          0.00
                                                                                               --------------

      (d)  Balance of Sub-Pool HE Senior Percentage of Sub-Pool HE Formula
           Principal Distribution Amount:
           (i)Class HE: A-1                                                                   $  6,800,132.50
                                                                                               --------------
           (ii)  Class HE: A-2                                                                $          0.00
                                                                                               --------------
           (iii) Class HE: A-3                                                                $          0.00
                                                                                               --------------
           (iv)  Class HE: A-4                                                                $          0.00
                                                                                               --------------
           (v)   Class HE: A-5                                                                $          0.00
                                                                                               --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 3

                                          Distribution Date:    D58 D25 D33
                                                             -----------------
                                                    CUSIP#      3336435-0
                                                             -----------------
                                                              C59 C67 C75 C83
                                                             -----------------
                                                                C91 D66 D41
                                                             -----------------
                                                                D58 D25 D33
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

11.   Class HE: A Principal Balance:

      (a)  Class HE: A-1A ARM Principal Balance                                               $ 15,000,000.00
                                                                                               --------------
      (b)  Class HE: A-1B ARM Principal Balance                                               $ 92,729,723.16
                                                                                               --------------
      (c)  Class HE: A-1 Principal Balance                                                    $ 55,846,899.04
                                                                                               --------------
      (d)  Class HE: A-2 Principal Balance                                                    $ 21,000,000.00
                                                                                               --------------
      (e)  Class HE: A-3 Principal Balance                                                    $ 55,000,000.00
                                                                                               --------------
      (f)  Class HE: A-4 Principal Balance                                                    $ 18,000,000.00
                                                                                               --------------
      (g)  Class HE: A-5 Principal Balance                                                    $ 16,000,000.00
                                                                                               --------------


    CLASS HE:  M-1 CERTIFICATES
    ---------------------------

12.   Sub-Pool HE Amount Available less the Class HE: A Distribution Amount
      (including Monthly Servicing Fee)                                                       $  1,373,444.72
                                                                                               --------------

    INTEREST on Class HE:  M-1 Principal Balance less Class HE:  M-1
    Liquidation Loss Principal Amount

13.   Current Interest
      (a)  Class HE: M-1 Pass-through Rate                                           7.08%
                                                                                     -----
      (b)  Class HE: M-1 Interest                                                             $    141,600.00
                                                                                               --------------

14.   Amount applied to Unpaid Class HE: M-1 Interest Shortfall                               $          0.00
                                                                                               --------------

15.   Remaining Unpaid Class HE: M-1 Interest Shortfall                                       $          0.00
                                                                                               --------------

16.   Class HE: M-1 Interest Deficiency Amount                                                $          0.00
                                                                                               --------------

17.   Class HE: M-1 Interest Deficiency Amount unpaid                                         $          0.00
                                                                                               --------------

    PRINCIPAL

18.   Class HE: M-1 Principal Distribution                                                    $          0.00
                                                                                               --------------

19.   Class HE: M-1 Principal Balance                                                         $ 24,000,000.00
                                                                                               --------------

20.   Amount, if any, by which Class HE: M-1 Formula Principal Distribution
      Amount exceeds Class HE: M-1 Distribution Amount                                        $          0.00
                                                                                               --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 4

                                          Distribution Date:    D58 D25 D33
                                                             -----------------
                                                    CUSIP#      3336435-0
                                                             -----------------
                                                              C59 C67 C75 C83
                                                             -----------------
                                                                C91 D66 D41
                                                             -----------------
                                                                D58 D25 D33
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

    CLASS HE:  M-2 CERTIFICATES
    ---------------------------

21.   Sub-Pool HE Amount Available less the Class HE: A Distribution Amount
      and Class HE: M-1 Distribution Amount (including Monthly Servicing Fee)                 $  1,231,844.72
                                                                                               --------------

    INTEREST on Class HE:  M-2 Principal Balance less Class HE:  M-2
    Liquidation Loss Principal Amount

22.   Current Interest
      (a)  Class HE: M-2 Pass-through Rate                                           7.33%
                                                                                     -----
      (b)  Class HE: M-2 Interest                                                             $     85,516.67
                                                                                               --------------

23.   Amount applied to Unpaid Class HE: M-2 Interest Shortfall                               $          0.00
                                                                                               --------------

24.   Remaining Unpaid Class HE: M-2 Interest Shortfall                                       $          0.00
                                                                                               --------------

25.   Class HE: M-2 Interest Deficiency Amount                                                $          0.00
                                                                                               --------------

26.   Class HE: M-2 Interest Deficiency Amount unpaid                                         $          0.00
                                                                                               --------------

    PRINCIPAL

27.   Class HE: M-2 Principal Distribution                                                    $          0.00
                                                                                               --------------

28.   Class HE: M-2 Principal Balance                                                         $ 14,000,000.00
                                                                                               --------------

29.   Amount, if any, by which Class HE: M-2 Formula Principal Distribution
      Amount exceeds Class HE: M-2 Distribution Amount                                        $          0.00
                                                                                               --------------

    Class HE:  B Principal Distribution Tests
    (tests must be satisfied on and after the Payment Date occurring in April 2001)

30.   Sub-Pool HE Average Sixty-Day Deliquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Payment Date                                         2.61%
                                                                                               --------------

      (b)  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test (arithmetic average
           of ratios for this month and two preceding months; may not exceed 6.0%)                      2.12%
                                                                                               --------------

31.   Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Payment Date                                        5.82%
                                                                                               --------------

      (b)  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test ( arithmetic average
           of ratios for this month and two preceding months; may not exceed 12%)                       4.50%
                                                                                               --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 5

                                          Distribution Date:    D58 D25 D33
                                                             -----------------
                                                    CUSIP#      3336435-0
                                                             -----------------
                                                              C59 C67 C75 C83
                                                             -----------------
                                                                C91 D66 D41
                                                             -----------------
                                                                D58 D25 D33
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

32.   Sub-Pool HE Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for current Payment Date (as a percentage
           of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                                0.05%
                                                                                               --------------

33.   Sub-Pool HE Current Realized Losses Test

      (a)  Current Realized Losses for current Payment Date                                   $    118,203.67
                                                                                               --------------

      (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by arithmetic average of Pool
           Scheduled Principal Balances for third preceding Remittance and
           for current Remittance Date; may not exceed 2.0%)                                            0.17%
                                                                                               --------------

34.   Class HE: B Principal Balance Test

      (a)  Class HE: B Principal Balance (before any distributions on current Payment
           Date) divided by Pool Scheduled Principal Balance for prior Payment
           Date (must equal or exceed 13.5%)                                                            7.75%
                                                                                               --------------

    CLASS HE:  B-1 CERTIFICATES
    ---------------------------

35.   Sub-Pool HE Amount Available less the Class HE: A Distribution Amount
      and Class HE: M Distribution Amount (including Monthly Servicing Fee)                   $  1,146,328.05
                                                                                               --------------

    INTEREST on Class HE:  B-1 Principal Balance less Class HE:  B-1
    Liquidation Loss Principal Amount

36.   Current Interest
      (a)  Class HE: B-1 Pass-through Rate                                           7.81%
                                                                                     -----
      (b)  Class HE: B-1 Interest                                                             $    104,133.33
                                                                                               --------------

37.   Amount applied to Unpaid Class HE: B-1 Interest Shortfall                               $          0.00
                                                                                               --------------

38.   Remaining Unpaid Class HE: B-1 Interest Shortfall                                       $          0.00
                                                                                               --------------

39.   Class HE: B-1 Interest Deficiency Amount                                                $          0.00
                                                                                               --------------

40.   Class HE: B-1 Interest Deficiency Amount unpaid                                         $          0.00
                                                                                               --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 6

                                          Distribution Date:    D58 D25 D33
                                                             -----------------
                                                    CUSIP#      3336435-0
                                                             -----------------
                                                              C59 C67 C75 C83
                                                             -----------------
                                                                C91 D66 D41
                                                             -----------------
                                                                D58 D25 D33
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

    PRINCIPAL

41.   Class HE: B-1 Principal Distribution                                                    $          0.00
                                                                                               --------------

42.   Class HE: B-1 Principal Balance                                                         $ 16,000,000.00
                                                                                               --------------

43.   Amount, if any, by which Class HE: B-1 Formula Principal Distribution
      Amount exceeds Class HE: B-1 Distribution Amount                                        $          0.00
                                                                                               --------------

    CLASS HE: B-2 CERTIFICATES
    --------------------------

44.   Remaining Sub-Pool HE Amount Available                                                  $  1,042,194.72
                                                                                               --------------

    INTEREST on Class HE:  B-2 Principal Balance less Liquidation
    Loss Principal Amount

45.   Current Interest
      (a)  Class HE: B-2 Pass-through Rate                                           8.49%
                                                                                     -----
      (b)  Class HE: B-2 Interest                                                             $     77,825.00
                                                                                               --------------

46.   Amount applied to Unpaid Class HE: B-2 Interest Shortfall                               $          0.00
                                                                                               --------------

47.   Remaining Unpaid Class HE: B-2 Interest Shortfall                                       $          0.00
                                                                                               --------------

    PRINCIPAL

48.   Class HE: B-2 Principal Distribution                                                    $          0.00
                                                                                               --------------

49.   Class HE: B-2 Guaranty Payment                                                          $          0.00
                                                                                               --------------

50.   Class HE: B-2 Principal Balance                                                         $ 11,000,000.00
                                                                                               --------------

51.   Amount, if any, on which Class HE: B-2 Formula Distribution Amount and
      Class HE: B-2 Liquidation Loss Principal Amount exceeds Class HE: B-2
      Distribution Amount                                                                     $          0.00
                                                                                               --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 7

                                          Distribution Date:    D58 D25 D33
                                                             -----------------
                                                    CUSIP#      3336435-0
                                                             -----------------
                                                              C59 C67 C75 C83
                                                             -----------------
                                                                C91 D66 D41
                                                             -----------------
                                                                D58 D25 D33
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

    Interest on Class HI: M-1, M-2, B-1, and B-2 Liquidation Loss Principal Amount

52.   Class HE: M-1

      (a)  Class HE: M-1 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (b)  Interest at Class HE: M-1 Pass-Through Rate on:
           Class HE: M-1 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (c)  Amount applied to Unpaid Class HE: M-1
           Liquidation Loss Interest Shortfall                              $         0.00
                                                                             -------------
      (d)  Remaining Unpaid Class HE: M-1 Liquidation
           Loss Interest Shortfall                                          $         0.00
                                                                             -------------

53.   Class HE: M-2

      (a)  Class HE: M-2 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (b)  Interest at Class HE: M-2 Pass-Through Rate on
            Class HE: M-2 Liquidation Loss Principal Amount                 $         0.00
                                                                             -------------
      (c)   Amount applied to Unpaid Class HE: M-2
             Liquidation Loss Interest Shortfall                            $         0.00
                                                                             -------------
      (d)   Remaining Unpaid Class HE: M-2 Liquidation
             Loss Interest Shortfall                                        $         0.00
                                                                             -------------

54.   Class HE: B-1

      (a)  Class HE: B-1 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (b)  Interest at Class HE: B-1 Pass-Through Rate on:
            Class HE: B-1 Liquidation Loss Principal Amount                 $         0.00
                                                                             -------------
      (c)   Amount applied to Unpaid Class HE: B-1
             Liquidation Loss Interest Shortfall                            $         0.00
                                                                             -------------
      (d)   Remaining Unpaid Class HE: B-1 Liquidation
             Loss Interest Shortfall                                        $         0.00
                                                                             -------------

55.   Class HE: B-2

      (a)  Class HE: B-2 Liquidation Loss Principal Amount                  $         0.00
                                                                             -------------
      (b)  Interest at Class HE: B-2 Pass-Through Rate on
            Class HE: B-2 Liquidation Loss Principal Amount                 $         0.00
                                                                             -------------
      (c)   Amount applied to Unpaid Class HE: B-2
             Liquidation Loss Interest Shortfall                            $         0.00
                                                                             -------------
      (d)   Remaining Unpaid Class HE: B-2 Liquidation
             Loss Interest Shortfall                                        $         0.00
                                                                             -------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 8

                                          Distribution Date:    D58 D25 D33
                                                             -----------------
                                                    CUSIP#      3336435-0
                                                             -----------------
                                                              C59 C67 C75 C83
                                                             -----------------
                                                                C91 D66 D41
                                                             -----------------
                                                                D58 D25 D33
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

    CLASS HE:  A, CLASS HE:  M, and CLASS HE:  B CERTIFICATES
    ---------------------------------------------------------

56.   Pool Scheduled Principal Balance of Sub-Pool HE                                         $338,576,622.20
                                                                                               --------------

      (a)  Fixed Rate Home Equity Contracts                                                   $230,846,899.04
                                                                                               --------------
      (b)  Adjustable Rate Home Equity Contracts                                              $107,729,723.16
                                                                                               --------------

57.   Sub-Pool HE Pool Factors

      (a)  Class HE: A-1A ARM Pool Factor                                                          1.00000000
                                                                                               --------------
      (b)  Class HE: A-1B ARM Pool Factor                                                           .80634542
                                                                                               --------------
      (c)  Class HE: A-1 Pool Factor                                                                .58786210
                                                                                               --------------
      (d)  Class HE: A-2 Pool Factor                                                               1.00000000
                                                                                               --------------
      (e)  Class HE: A-3 Pool Factor                                                               1.00000000
                                                                                               --------------
      (f)  Class HE: A-4 Pool Factor                                                               1.00000000
                                                                                               --------------
      (g)  Class HE: A-5 Pool Factor                                                               1.00000000
                                                                                               --------------
      (h)  Class HE: M-1 Pool Factor                                                               1.00000000
                                                                                               --------------
      (i)  Class HE: M-2 Pool Factor                                                               1.00000000
                                                                                               --------------
      (j)  Class HE: B-1 Pool Factor                                                               1.00000000
                                                                                               --------------
      (k)  Class HE: B-2 Pool Factor                                                               1.00000000
                                                                                               --------------


58.   Home Equity Contracts Delinquent:

      Total HE Fixed
      (a)  31-59 days               8,346,318.36           133
                               ------------------     ------------
      (b)  60-89 days               1,006,262.71           20
                               ------------------     ------------
      (c)  90 or more days            509,317.85           12
                               ------------------     ------------

      Adjustable Rate
      (a)  31-59 days               2,527,701.31           21
                               ------------------     ------------
      (b)  60-89 days                 462,645.06            4
                               ------------------     ------------
      (c)  90 or more days            245,841.47            4
                               ------------------     ------------


59.   Principal Balance of Defaulted Home Equity Contracts

      Total HE Fixed Contracts                                                                $  5,673,833.72
                                                                                               --------------
      Adjustable Rate Contracts                                                               $    942,172.65
                                                                                               --------------

60.   Number of Liquidated Home Equity Contracts and Net Liquidated Loss

      Total HE Fixed Contracts                                              #      4          $    118,203.67
                                                                             -------------     --------------
      Adjustable Rate Contracts                                             #      0          $          0.00
                                                                             -------------     --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - B
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 9

                                          Distribution Date:    D58 D25 D33
                                                             -----------------
                                                    CUSIP#      3336435-0
                                                             -----------------
                                                              C59 C67 C75 C83
                                                             -----------------
                                                                C91 D66 D41
                                                             -----------------
                                                                D58 D25 D33
                                                             -----------------
                                             Trust Account:      3336435-0
                                                             -----------------

61.   Number of Home Equity Contracts Remaining

      Total HE Fixed Contracts                                                   4,148
                                                                             -------------
      Adjustable Rate Contracts                                                   851
                                                                             -------------

62.   Sub-Pool Pre-Funded ARM Amount                                        $         0.00
                                                                             -------------

63.   Sub-Pool Pre-Funded Fixed Rate Amount                                 $         0.00
                                                                             -------------

    CLASS C SUBSIDIARY CERTIFICATES
    -------------------------------

64.   Monthly Servicing Fee                                                 $   294,989.95
                                                                             -------------

65.   Class HE:  B-2 Guarantee Fee                                          $ 1,093,474.06
                                                                             -------------

66.   Class C Subsidiary Residual Payment                                   $         0.00
                                                                             -------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.